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                                SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

                               Exhibit 21 to Form 10-K filed December 13, 2004


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                     Name of Subsidiary                                State of Jurisdiction    Percentage of Voting
                     ------------------                                   of Incorporation       Securities Owned
                                                                          ----------------       ----------------
                    Atto BioScience, Inc.                                      Delaware                100%
                  B-D (Cambridge U.K.) Ltd.                                 United Kingdom             100% (1)
          BD Biosciences, Systems and Reagents Inc.                           California               100%
                BD Holding S. de R.L. de C.V.                                   Mexico                 100% (1)
                   BD Matrex Holdings, Inc.                                    Delaware                100%
                BD Ophthalmic Systems Limited                               United Kingdom             100% (1)
                         BDX INO LLC                                           Delaware                100%
                     Becton Dickinson A/S                                      Denmark                 100% (1)
          Becton Dickinson AcuteCare Holdings, Inc.                            Delaware                100%
               Becton Dickinson AcuteCare, Inc.                             Massachusetts              100% (1)
     Becton Dickinson Advanced Pen Injection Systems GmbH                    Switzerland               100% (1)
              Becton Dickinson Argentina S.R.L.                               Argentina                100% (1)
                Becton Dickinson Asia Limited                                 Hong Kong                100% (1)
            Becton Dickinson Asia Pacific Limited                       British Virgin Islands         100%
                Becton Dickinson Austria GmbH                                  Austria                 100% (1)
                Becton Dickinson Benelux N.V.                                  Belgium                 100% (1)
                 Becton Dickinson Canada Inc.                                   Canada                 100% (1)
                 Becton Dickinson Caribe Ltd.                               Cayman Islands             100% (1)
     Becton Dickinson Catheter Systems Singapore Pte Ltd.                     Singapore                100% (1)
        Becton Dickinson Cellular Imaging Systems B.V.                       Netherlands               100% (1)
               Becton Dickinson Colombia Ltda.                                 Colombia                100% (1)
       Becton Dickinson Critical Care Systems Pte Ltd.                        Singapore                100% (1)
               Becton Dickinson Czechia s.r.o.                              Czech Republic             100% (1)
              Becton Dickinson del Uruguay S.A.                                Uruguay                 100% (1)
          Becton Dickinson Distribution Center N.V.                            Belgium                 100% (1)
              Becton Dickinson East Africa Ltd.                                 Kenya                  100% (1)
          Becton Dickinson Foreign Sales Corporation                           Barbados                100% (1)
               Becton Dickinson Guatemala S.A.                                Guatemala                100% (1)
                 Becton Dickinson Hellas S.A.                                   Greece                 100% (1)
                Becton Dickinson Holdings GmbH                                 Germany                 100% (1)
                Becton Dickinson Hungary Kft.                                  Hungary                 100% (1)
            Becton Dickinson India Private Limited                              India                  100% (1)
             Becton Dickinson Infusion Therapy AB                               Sweden                 100% (1)
            Becton Dickinson Infusion Therapy B.V.                           Netherlands               100% (1)
            Becton Dickinson Infusion Therapy GmbH                             Germany                 100% (1)
        Becton Dickinson Infusion Therapy Holdings AB                           Sweden                 100% (1)
       Becton Dickinson Infusion Therapy Holdings Inc.                         Delaware                100%
 Becton Dickinson Infusion Therapy Systems Inc., S.A. de C.V.                   Mexico                 100% (1)
             Becton Dickinson Infusion Therapy UK                           United Kingdom             100% (1)
        Becton Dickinson Infusion Therapy Systems Inc.                         Delaware                100%
    Becton Dickinson Infusion Therapy Holdings UK Limited                   United Kingdom             100% (1)
            Becton Dickinson Insulin Syringe, Ltd.                          Cayman Islands             100% (1)
       Becton Dickinson Ithalat Ihracat Limited Sirketi                         Turkey                 100% (1)
             Becton Dickinson Korea Holding, Inc.                              Delaware                100%
               Becton Dickinson Malaysia, Inc.                                  Oregon                 100%
             Becton Dickinson (Mauritius) Limited                             Mauritius                100%
            Becton Dickinson Medical (S) Pte Ltd.                             Singapore                100% (1)
      Becton Dickinson Medical Devices Co. Shanghai Ltd.                        P.R.C.                 100% (1)
      Becton Dickinson Medical Devices Co. Ltd., Suzhou                         P.R.C.                  99%
         Becton Dickinson Medical Products Pte. Ltd.                          Singapore                100%
                    Becton Dickinson Ltd.                                    New Zealand               100% (1)
                    Becton Dickinson O.Y.                                      Finland                 100% (1)
           Becton Dickinson Overseas Services Ltd.                              Nevada                 100%
                 Becton Dickinson Pen Limited                                  Ireland                 100% (1)
                Becton Dickinson Penel Limited                              Cayman Islands             100% (1)
              Becton Dickinson Philippines, Inc.                             Philippines               100% (1)
           Becton Dickinson Polska Ltd. Sp. z.o.o.                              Poland                 100% (1)
                  Becton Dickinson Pty. Ltd.                                  Australia                100% (1)
                 Becton Dickinson (Pty) Ltd.                                 South Africa              100% (1)
                  Becton Dickinson Sdn. Bhd.                                   Malaysia                100% (1)
             Becton Dickinson Service (Pvt.) Ltd.                              Pakistan                100%
           Becton Dickinson Sample Collection GmbH                           Switzerland               100% (1)
             Becton Dickinson (Thailand) Limited                               Thailand                100% (1)
               Becton Dickinson Venezuela, C.A.                               Venezuela                100% (1)
                 Becton Dickinson Venture LLC                                  Delaware                100%
                       BD Ventures LLC                                        New Jersey               100%
               Becton Dickinson Worldwide, Inc.                                Delaware                100%
                    Becton Dickinson, S.A.                                      Spain                  100% (1)
              Becton Dickinson (Royston) Limited                            United Kingdom             100% (1)
                    Becton, Dickinson A.G.                                   Switzerland               100% (1)
                 Becton, Dickinson Aktiebolag                                   Sweden                 100% (1)
             Becton, Dickinson and Company, Ltd.                               Ireland                 100% (1)
                    Becton, Dickinson B.V.                                   Netherlands               100% (1)
          Becton, Dickinson de Mexico, S.A. de C.V.                             Mexico                 100% (1)
                Becton Dickinson France S.A.S.                                  France                 100% (1)
                    Becton Dickinson GmbH                                      Germany                 100% (1)
        Becton, Dickinson Industrias Cirurgicas, Ltda.                          Brazil                 100% (1)
               Becton, Dickinson Italia S.p.A.                                  Italy                  100% (1)
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


                  B-D U.K. Holdings Limited                                 United Kingdom             100% (1)
                Becton Dickinson U.K. Limited                               United Kingdom             100% (1)
              Bedins Vermont Indemnity Company                                Vermont                  100%
                          Benex Ltd.                                           Ireland                 100% (1)
                 BioVenture Centre Pte. Ltd.                                  Singapore                 92%
                    Boin Medica Co., Ltd.                                       Korea                  100% (1)
                BTP Immunization Systems, LLC                                 New Jersey               100%
                 Clontech Laboratories, Inc.                                   Delaware                100%
               Clontech Laboratories UK Limited                             United Kingdom             100% (1)
                 Critical Device Corporation                                  California               100%
                         D.L.D., Ltd.                                          Bermuda                 100% (1)
                         Dantor S.A.                                           Uruguay                 100% (1)
               Difco Laboratories Incorporated                                 Michigan                100%
                  Difco Laboratories Limited                                United Kingdom             100% (1)
                   Discovery Labware, Inc.                                     Delaware                100%
                Distribuidora BD, S.A. de C.V.                                  Mexico                 100% (1)
                       EPV S.A. de C.V.                                         Mexico                 100% (1)
              Franklin Lakes Enterprises, L.L.C.                              New Jersey               100%
               Healthcare Holdings in Sweden AB                                 Sweden                 100% (1)
                       IBD Holdings LLC                                        Delaware                 50%(1)
                 Johnston Laboratories, Inc.                                   Maryland                100%
         Life Science Support & Service Company, Ltd.                           Japan                  100% (1)
                Luther Medical Products, Inc.                                 California               100% (1)
                Staged Diabetes Management LLC                                New Jersey                50% (1)
                Matrex Salud, de R.L. de C.V.                                   Mexico                  50% (1)
                    Med-Safe Systems, Inc.                                    California               100%
            Nippon Becton Dickinson Company, Ltd.                               Japan                  100% (1)
                          PharMingen                                          California               100%
                     Phase Medical, Inc.                                      California               100% (1)
                       PreAnalytiX GmbH                                      Switzerland                50% (1)
              Promedicor de Mexico, S.A. de C.V.                                Mexico                 100% (1)
                        Saf-T-Med Inc.                                         Delaware                100%
                Tru-Fit Marketing Corporation                               Massachusetts              100%

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(1) owned by a wholly-owned subsidiary of Becton, Dickinson and Company